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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: March 25, 2002


                                 AIRBORNE, INC.
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               (Exact Name of Registrant as Specified in Charter)


        Delaware                   1-6512                   91-065027
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    (State or Other               Commission           (I.R.S. Employer
    Jurisdiction of               file number          Identification No.)
     Incorporation)

            310 Western Avenue, PO Box 662, Seattle, Washington 98111
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               (Address of Principal Executive Offices, Zip Code)


                                 (206) 285-4600
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              (Registrant's Telephone Number, Including Area Code)

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Item 5:  Other Events

On March 19, 2002 the Company issued the press release attached hereto as
Exhibit 99.1.

On March 25, 2002 the Company issued the press release attached hereto as
Exhibit 99.2.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

      EXHIBIT     DESCRIPTION

      99.1        Press Release issued March 19, 2002.

      99.2        Press Release issued March 25, 2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AIRBORNE, INC.



Dated: March 25, 2002                       By: /s/ David C. Anderson
                                                ----------------------------
                                                David C. Anderson, Secretary